                                                                    EXHIBIT 10.4

                                AMENDMENT TO THE
                     BORDERS GROUP, INC. STOCK OPTION PLAN

         The Borders Group, Inc. Stock Option Plan (the "Plan"), as restated in the Proxy Statement of Borders Group, Inc. (the "Company") dated April 9, 1997 and approved by the shareholders of the Company on May 15, 1997, is hereby amended as follows pursuant to a resolution duly adopted by the Board of Directors of the Company:

1. Section 8 of the Plan is amended in its entirety to read as follows:

   8. Term of Plan. No option shall be granted under the Plan after December 31, 2005. Options granted on or before December 31, 2005, however, may extend beyond such date and the provisions of the Plan shall continue to apply thereto. Notwithstanding the foregoing, no option may be granted after December 31, 2000 to any executive officer or director of the Company in contravention of any applicable rule of the New York Stock Exchange.

2. Except as herein amended, the Plan shall remain in full force and effect.

                                             BORDERS GROUP, INC.

                                             By:  /s/
                                                  ------------------------

December 14, 2000